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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (date of earliest event reported): August 9, 2001



                                IFR SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




               DELAWARE                  0-14224              48-1197645
   (State or other jurisdiction        (Commission          (IRS Employer
         of incorporation)             File Number)        Identification No.)




             10200 West York, Wichita, Kansas            67215
        (Address of principal executive offices)      (Zip Code)




       Registrant's telephone number, including area code: (316) 522-4981


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Item 5. Other Events.

          On August 9, 2001 IFR Systems Inc. announced that it's Board of
     Directors elected Ralph R. Whitney, Jr. as its Chairman.

          At Registrant's 2001 annual meeting of stockholders held on August 7, 2001 (the "Annual Meeting"), the stockholders elected the two proposed nominees as Directors and approved the appointment of Ernst & Young LLP as independent auditors. Reference is hereby made to the definitive proxy statement for the Annual meeting filed by the Registrant, which is hereby incorporated by reference, for information concerning the two persons elected Directors and the five persons whose terms have not expired as Directors.

     The following table sets information concerning the voting on each matter submitted for consideration at the Annual Meeting.


                              Number of Votes Voted

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

     Matter                              For            Against    Withheld       Broker Non-Votes
     ------                             -----           -------    --------       ----------------

     Election of Directors:
         Donald L. Graf                 4,442,999            -       203,297            -
         Ralph R. Whitney, Jr.          4,381,640            -       264,656            -
     Approval of Appointment
         Of Auditors                    4,608,653        7,702        29,941            -




Item 7. Financial Statements and Exhibits.

     There are no financial statements or exhibits filed with this Report.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     IFR SYSTEMS, INC.



                                     By /s/ Dennis H. Coley
                                        --------------------------------------
                                        Dennis H. Coley
                                        Treasurer and Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)

Date: August 21, 2001
















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